Exhibit 99.1

BATH & BODY WORKS REPORTS THIRD QUARTER
SALES AND EARNINGS RESULTS
– EPS OF $0.40 EXCEEDS GUIDANCE RANGE OF $0.10 TO $0.20 –

Columbus, Ohio (Nov. 16, 2022) — Bath & Body Works, Inc. (NYSE: BBWI) today reported third quarter 2022 results.
Sarah Nash, Executive Chair and Interim Chief Executive Officer, said “We are pleased to have delivered better-than-anticipated bottom-line performance as the team remained focused on innovation and newness, continued to leverage our vertically integrated supply chain to chase into key winners, and took aggressive action to control costs and improve overall efficiencies. We are delighted with the pace and enrollment in our recently launched loyalty program. We continue to be mindful of the challenging environment and inflationary pressure affecting our customers and our business.”
Nash continued, “Looking forward through the remainder of the year and beyond, we are pleased with our assortment – a great mix of returning holiday favorites and new giftable offerings. We are continuing to stay close to our customer, and we remain disciplined in our expense and inventory management. Long-term, we are confident in the fundamentals and potential of our business, and we are excited for Bath & Body Works’ next growth chapter as we officially welcome global personal care and beauty industry veteran, Gina Boswell, as the company’s next Chief Executive Officer in December.”
Third Quarter 2022 Results
The company reported net sales of $1.60 billion for the third quarter ended Oct. 29, 2022, a decrease of 5% compared to net sales of $1.68 billion for the third quarter ended Oct. 30, 2021, but an increase of 46% compared to the third quarter of 2019.
The company reported earnings from continuing operations per diluted share of $0.40 for the third quarter ended Oct. 29, 2022, compared to $0.66 for the quarter ended Oct. 30, 2021. Third quarter operating income was $201.8 million compared to $408.5 million last year, and net income from continuing operations was $91.0 million compared to $177.1 million last year.
Reported 2021 results from continuing operations include a pre-tax loss of $89.1 million ($67.7 million net of tax, or $0.25 per diluted share) associated with the early extinguishment of debt.
On an adjusted basis, which excludes the above charge in 2021, third quarter 2022 earnings from continuing operations per diluted share were $0.40 compared to $0.92 last year, and net income from continuing operations was $91.0 million compared to $244.8 million last year.
At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the significant item.
2022 Outlook
The company is committed to managing and forecasting the business prudently. The company is forecasting fourth quarter earnings from continuing operations per diluted share between $1.45 and $1.65. For fiscal 2022, the company is forecasting earnings from continuing operations per diluted share between $3.00 and $3.20, compared to its prior full year forecast of $2.70 to $3.00.

Earnings Call and Additional Information
Additional third quarter financial information, including management commentary, is currently available at www.BBWInc.com. Bath & Body Works, Inc. will conduct its third quarter earnings call at 9:00 a.m. Eastern on Nov. 17. To listen, call 1.888.946.7609 (international dial-in number: 1.517.308.9411); conference ID 6362067. For an audio replay, call 1.800.841.8615 (international replay number: 1.203.369.3833); conference ID 6362067 or log onto www.BBWInc.com.
ABOUT BATH & BODY WORKS:
Home of America’s Favorite Fragrances®, Bath & Body Works is a global leader in personal care and home fragrance, including the #1 selling collections for fine fragrance mist, body lotion and body cream, 3-wick candles, home fragrance diffusers and liquid hand soap. Powered by agility and innovation, the company’s predominantly U.S.-based supply chain enables the company to deliver quality, on-trend luxuries at affordable prices. Bath & Body Works serves and delights customers however and wherever they want to shop, from welcoming, in-store experiences at more than 1,785 company-operated Bath & Body Works locations in the U.S. and Canada and more than 390 international franchised locations to an online storefront at bathandbodyworks.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:
•general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•the COVID-19 pandemic has had and may continue to have an adverse effect on our business and results of operations;
•the seasonality of our business;
•the anticipated benefits from the Victoria's Secret & Co. spin-off may not be realized;
•the spin-off of Victoria’s Secret & Co. may not be tax-free for U.S. federal income tax purposes;
•our dependence on Victoria's Secret & Co. for information technology services;
•difficulties arising from turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•the dependence on store traffic and the availability of suitable store locations on appropriate terms;
•our continued growth in part through new store openings and existing store remodels and expansions;
•our ability to successfully operate and expand internationally and related risks;
•our independent franchise, license and wholesale partners;
•our direct channel business;
•our ability to protect our reputation and our brand image;
•our ability to successfully complete environmental, social and governance initiatives, and associated costs thereof;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to maintain, enforce and protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
•political instability, wars and other armed conflicts, environmental hazards or natural disasters;
•significant health hazards or pandemics, which could result in closed factories and/or stores, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;
•duties, taxes and other charges;

•legal and regulatory matters;
•volatility in currency exchange rates;
•local business practices and political issues;
•delays or disruptions in shipping and transportation and related pricing impacts;
•disruption due to labor disputes; and
•changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio;
•our reliance on a limited number of suppliers to support a substantial portion of our inventory purchasing needs;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in foreign currency exchange rates;
•fluctuations in product input costs;
•fluctuations in energy costs;
•our ability to adequately protect our assets from loss and theft;
•increases in the costs of mailing, paper, printing or other order fulfillment logistics;
•claims arising from our self-insurance;
•our and our third-party service providers’, including Victoria’s Secret & Co. during the term of the Transition Services Agreement between us and Victoria’s Secret & Co., ability to implement and maintain information technology systems and to protect associated data;
•our ability to maintain the security of customer, associate, third-party and company information;
•stock price volatility;
•our ability to pay dividends and make share repurchases under share repurchase authorizations;
•shareholder activism matters;
•our ability to maintain our credit ratings;
•our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•the impact of the transition from London Interbank Offered Rate and our ability to adequately manage such transition;
•our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2021 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and our subsequent filings.

For further information, please contact:
Bath & Body Works, Inc.:
Investor Relations
InvestorRelations@bbw.com

Media Relations
Tammy Roberts Myers
Communications@bbw.com

BATH & BODY WORKS, INC.
THIRD QUARTER 2022

Total Sales from Continuing Operations (Millions):

	Third Quarter	Third Quarter	% Inc/ (Dec)	Year-to- Date	Year-to- Date	% Inc/ (Dec)
	2022	2021		2022	2021
Stores - U.S. and Canada	$1,178.2	$1,237.9	(4.8%)	$3,397.7	$3,517.9	(3.4%)
Direct - U.S. and Canada	345.5	369.3	(6.4%)	1,029.9	1,125.6	(8.5%)
International[1]	80.8	73.7	9.6%	244.3	210.6	16.0%
Total Bath & Body Works	$1,604.5	$1,680.9	(4.5%)	$4,671.9	$4,854.1	(3.8%)

1 - Results include royalties associated with franchised stores and wholesale sales.

Total Company-Operated Stores:

	Stores 1/29/22	Opened	Closed	Stores 10/29/22
United States	1,651	64	(34)	1,681
Canada	104	2	—	106
Total Bath & Body Works	1,755	66	(34)	1,787

Total Partner-Operated Stores:

	Stores 1/29/22	Opened	Closed	Stores 10/29/22
International	317	59	(3)	373
International - Travel Retail	21	1	(1)	21
Total International	338	60	(4)	394

BATH & BODY WORKS, INC.
CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED OCTOBER 29, 2022 AND OCTOBER 30, 2021
(Unaudited)
(In thousands except per share amounts)
	2022	2021
Net Sales	$1,604,461	$1,680,905
Costs of Goods Sold, Buying and Occupancy	(926,870)	(842,149)
Gross Profit	677,591	838,756
General, Administrative and Store Operating Expenses	(475,816)	(430,258)
Operating Income	201,775	408,498
Interest Expense	(86,484)	(90,761)
Other Income (Loss)	3,442	(90,773)
Income from Continuing Operations Before Income Taxes	118,733	226,964
Provision for Income Taxes	27,708	49,910
Net Income from Continuing Operations	91,025	177,054
Loss from Discontinued Operations, Net of Tax	—	(89,249)
Net Income	$91,025	$87,805

Net Income (Loss) Per Diluted Share
Continuing Operations	$0.40	$0.66
Discontinued Operations	—	(0.33)
Total Net Income Per Diluted Share	$0.40	$0.33

Weighted Average Diluted Shares Outstanding	229,144	266,994

BATH & BODY WORKS, INC.
CONSOLIDATED STATEMENTS OF INCOME
THIRTY-NINE WEEKS ENDED OCTOBER 29, 2022 AND OCTOBER 30, 2021
(Unaudited)
(In thousands except per share amounts)
	2022	2021
Net Sales	$4,671,874	$4,854,110
Costs of Goods Sold, Buying and Occupancy	(2,666,343)	(2,445,187)
Gross Profit	2,005,531	2,408,923
General, Administrative and Store Operating Expenses	(1,281,927)	(1,279,009)
Operating Income	723,604	1,129,914
Interest Expense	(261,588)	(301,146)
Other Income (Loss)	6,603	(196,191)
Income from Continuing Operations Before Income Taxes	468,619	632,577
Provision for Income Taxes	102,677	149,910
Net Income from Continuing Operations	365,942	482,667
Income from Discontinued Operations, Net of Tax	—	255,945
Net Income	$365,942	$738,612

Net Income Per Diluted Share
Continuing Operations	$1.56	$1.74
Discontinued Operations	—	0.92
Total Net Income Per Diluted Share	$1.56	$2.67

Weighted Average Diluted Shares Outstanding	234,483	277,153

BATH & BODY WORKS, INC.
ADJUSTED FINANCIAL INFORMATION FROM CONTINUING OPERATIONS
(Unaudited)
(In thousands except per share amounts)

	Third Quarter		Year-to-Date
	2022	2021	2022	2021
Reconciliation of Reported Net Income from Continuing Operations to Adjusted Net Income from Continuing Operations
Reported Net Income from Continuing Operations	$91,025	$177,054	$365,942	$482,667
Loss on Extinguishment of Debt	—	89,146	—	194,610
Tax Benefit of Loss on Extinguishment of Debt	—	(21,417)	—	(46,754)
Adjusted Net Income from Continuing Operations	$91,025	$244,783	$365,942	$630,523

Reconciliation of Reported Earnings from Continuing Operations Per Diluted Share to Adjusted Earnings from Continuing Operations Per Diluted Share
Reported Earnings from Continuing Operations Per Diluted Share	$0.40	$0.66	$1.56	$1.74
Loss on Extinguishment of Debt	—	0.25	—	0.53
Adjusted Earnings from Continuing Operations Per Diluted Share	$0.40	$0.92	$1.56	$2.28

See Notes to Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

BATH & BODY WORKS, INC.
NOTES TO RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

The “Adjusted Financial Information from Continuing Operations” provided in the attached reflects the following non-GAAP financial measures:
Fiscal 2022
In the first, second and third quarters of 2022, there were no adjustments to results.
Fiscal 2021
In the third quarter of 2021, adjusted results exclude the following:
•An $89.1 million pre-tax loss ($67.7 million net of tax of $21.4 million), included in other income (loss), associated with the early extinguishment of outstanding notes.
In the second quarter of 2021, there were no adjustments to results.
In the first quarter of 2021, adjusted results exclude the following:
•A $105.5 million pre-tax loss ($80.1 million net of tax of $25.4 million), included in other income (loss), associated with the early extinguishment of outstanding notes.
The Adjusted Financial Information from Continuing Operations should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the company’s definitions of adjusted income information may differ from similarly titled measures used by other companies. Management believes that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. While it is not possible to predict future results, management believes the adjusted financial information is useful for the assessment of the ongoing operations of the company because the adjusted items are not indicative of the company’s ongoing operations due to their size and nature. Additionally, management uses adjusted financial information as key performance measures of results of operations for the purpose of evaluating performance internally. The Adjusted Financial Information from Continuing Operations should be read in conjunction with the company’s historical financial statements and notes thereto contained in the company’s quarterly reports on Form 10-Q and annual report on Form 10-K.